SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2003
(May 22, 2003)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	62-0211340
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished pursuant to Items 9 and 12:

99.1	Press Release dated May 22, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to Item 9 and Item 12, “Results of Operations and Financial Condition.”

     On May 22, 2003, Genesco Inc. issued a press release announcing its first quarter earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: May 22, 2003	By:	/s/ Roger G. Sisson
	Name: Title:	Roger G. Sisson Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated May 22, 2003

4